UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 30, 2026
F&G Annuities & Life, Inc.
(Exact Name of Registrant as Specified in its Charter)
001-41490
(Commission File Number)

Delaware	85-2487422
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)
801 Grand Avenue, Suite 2600
Des Moines, Iowa 50309
(Address of Principal Executive Offices)
(866) 846-4660
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
F&G Common Stock, $0.001 par value	FG	New York Stock Exchange
7.950% Senior Notes due 2053	FGN	New York Stock Exchange
7.300% Junior Subordinated Notes due 2065	FGSN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events.
On March 30, 2026, F&G Annuities & Life, Inc. (the “Company”) entered into a written trading plan (the “Plan”), in accordance with Rule 10b5‑1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the purpose of repurchasing shares of the Company’s common stock, par value $0.001 (the “Common Stock”) pursuant to one or more share repurchase programs previously authorized by the Company’s Board of Directors.
Under the Plan, beginning no earlier than April 7, 2026, the broker may effect repurchases of the Company’s Common Stock on the Company’s behalf in the open market, subject to specified price parameters, daily volume limitations, and other conditions set forth in the Plan and in accordance with Rule 10b‑18 and Rule 10b5‑1 under the Exchange Act. The Plan provides for repurchases to be made based on a tiered structure tied to the market price of the Common Stock and grants the broker discretion over the execution of transactions. The Plan is designed to permit repurchases at times when the Company might otherwise be prevented from doing so under applicable insider trading laws.

The Plan will terminate on May 30, 2026, unless earlier terminated in accordance with its terms. The actual number of shares repurchased, if any, and the timing and amount of any such repurchases will depend on the terms and conditions of the Plan, including the market price of the Common Stock. The Company is not obligated to repurchase any shares under the Plan, and there can be no assurance that any particular amount of shares of the Common Stock will be repurchased.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F&G Annuities & Life, Inc.

Date: April 1, 2026	By:	/s/ Michael L. Gravelle
		Name:	Michael L. Gravelle
		Title:	Executive Vice President, General Counsel and Corporate Secretary